CONDUCTOR INTERNATIONAL EQUITY VALUE FUND

Class A RIALX
Class I RIYLX

Supplement dated January 28, 2022 (effective at the close of business)

to the Prospectus and Statement of Additional Information dated March 1, 2021

Effective January 28, 2022, the Conductor International Equity Value Fund (the “Fund”) is closed to new investment (except through reinvested dividends and capital gain distributions) and the sale of Fund shares is suspended. Shareholders, however, may continue to redeem Fund shares.

The Fund may modify these transaction policies at any time and without prior notice to shareholders.

This Supplement and the existing Prospectus dated March 1, 2021, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information each dated March 1, 2021 have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-844-GO-RAILX (1-844-467-2459).